Exhibit 32.1

VIAVI SOLUTIONS INC.
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viavi Solutions Inc. (the “Company”) on Form 10-Q for the quarter ended October 3, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Richard E. Belluzzo, Interim Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: November 12, 2015

/s/ RICHARD E. BELLUZZO
Richard E. Belluzzo
Interim Chief Executive Officer
(Principal Executive Officer)